Branch Transactions	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Branch Transactions

NOTE 4 - BRANCH TRANSACTIONS

On August 31, 2011, the Bank entered into an agreement to purchase four branch offices of The Home Savings and Loan (“HSL”) Company of Youngstown, Ohio, located in Fremont, Clyde, and Tiffin, Ohio. Under the terms of the agreement, the Bank assumed all related deposits and purchased the related branch premises and certain loans. The transaction was completed on December 16, 2011, with assets acquired and deposits assumed being recorded at their estimated fair values as follows (dollars in thousands):

Cash	$83,398
Loans	21,503
Bank premises and equipment	1,801
Goodwill	4,245
Core deposit intangible asset	1,269
Other assets	66

Total assets acquired	$112,282

Deposits assumed	$111,075
Other liabilities including payable to seller	1,207

Total liabilities assumed	$112,282

On March 12, 2012, the Bank made a payment of $1,026,000 as final settlement for changes occurring between the draft settlement and final settlement.  The operating results of the acquired branches, subsequent to December 16, 2011, are included in the Corporation’s consolidated financial statements.

On August 7, 2013, the Bank entered into an agreement to sell its Custar branch to another financial institution. Under the terms of the agreement, the Bank received a 4% premium for all core deposits.  The transaction closed on December 13, 2013, resulting in a gain on sale of $1,172,000 and is as follows (dollars in thousands):

Deposits, including accrued interest	$29,483
Other liabilities	17

Total liabilities released	29,500

Cash paid, including cash on hand	16,590
Loans, including accrued interest	11,467
Premises and equipment	271

Total assets released	28,328

Net Gain on Sale of branch	$1,172